Vikram Talwar to serve as non-executive Chairman of the Board of EXL from April 1, 2011

NEW YORK, NY, October 5, 2010 –ExlService Holdings, Inc. (NASDAQ: EXLS), a leading provider of outsourcing and transformation services, today announced that Executive Chairman of the Board Vikram Talwar will transition to the role of non-executive Chairman of the Board of the Company effective April 1, 2011.

Vikram said, "As one of the founders of EXL over 11 years ago, I have worked closely with EXL's employees, clients, advisors, partners and Board of Directors to help create a company that is recognized as a leader in the business process outsourcing and transformation space. EXL today ranks among the top companies in the business process outsourcing and transformation space, serving over a 100 clients globally. The next six months will allow me to transition my responsibilities to Rohit and his highly professional management team.  As such, I am confident that the excellent relationship we have established with our clients and the loyalty and support of our employees will continue to help EXL become an even more successful company.”

“On behalf of the Board of Directors and employees of EXL, I would like to thank Vikram for creating and building EXL into a strong and durable company with tremendous heritage and sound values” said Rohit Kapoor, President & Chief Executive Officer. “Having co-founded EXL and worked very closely with Vikram, I know him to be a tremendous leader with amazing energy and passion. Under Vikram’s leadership, EXL developed strong customer relationships, built differentiated service offerings, expanded globally and grew into a well governed and respected public company. We are fortunate to have had such an exemplary leader and the transition now takes place in a well planned and orderly manner. The management team at EXL is fully geared up to continue to build and scale up EXL.We are excited that Vikram will continue to remain closely associated with the company” added Rohit.

About ExlService Holdings, Inc.

ExlService Holdings, Inc. (NASDAQ: EXLS) is a leading provider of outsourcing and transformation services. EXL's outsourcing services include a full spectrum of business process outsourcing services from offshore delivery centers requiring ongoing process management skills. Transformation services enable continuous improvement of client processes by bringing together EXL's capabilities in decision analytics, risk and financial management and operations and process excellence services. Headquartered in New York, EXL primarily serves the needs of Global 1000 companies in the insurance, utilities, banking and financial services, transportation and logistics, and travel sectors. Find additional information about EXL at www.exlservice.com.

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control. Forward-looking statements include information concerning the Company's possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as "may," "will," "should," "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are based on assumptions that we have made in light of management's experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company's actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2009. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect the Company. The Company has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.